UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2025

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road
Newark, Delaware 19702
(Address of principal executive offices, including zip code)

(302) 453-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) On May 5, 2025, the Compensation Committee of the Board of Directors (the “Board”) of Artesian Resources Corporation (the “Company”) approved an increase in base salary for Ms. Nicholle R. Taylor, the Company’s Chief Executive Officer and President, to $565,000 and a restricted stock award of 1,000 shares of Class A non-voting common stock of the Company.  The Compensation Committee of the Board also recommended to the Board, and the Board approved on May 6, 2025, the elimination of Board fees to Ms. Taylor. In 2024, Ms. Taylor received an annual Board retainer of $67,000 and a restricted stock award of 1,000 shares of Class A non-voting common stock for service as a member of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2025, the Company held its annual meeting of shareholders.  At the annual meeting, Ms. Nicholle R. Taylor was elected to serve as director of the Board, for a three-year term and until her respective successor shall be elected and qualified or until her earlier resignation or removal.  Only holders of record of the Company’s Class B Common Stock were entitled to vote on the election of Ms. Taylor.

Votes were cast as follows with respect to Ms. Taylor’s election:

Name of Nominee	For	Against	Withheld	Broker Non-Votes
Nicholle R. Taylor	737,335	19,705	0	0

Because the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the annual meeting: Ms. Dian C. Taylor, Mr. Michael Houghton and Mr. John R. Eisenbrey, Jr.  As previously disclosed, on February 4, 2025, Mr. Kenneth R. Biederman informed the Board of the Company of his decision to resign as a director of the Company, effective May 6, 2025, after the conclusion of the annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: May 8, 2025	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer